                                INVESTING

                                FOR THE                [PHOTO OF CALCULATOR]
[EATON VANCE MUTUAL FUNDS LOGO]
                                21ST

                                CENTURY-Registered Trademark-




Annual Report December 31, 2000



[PHOTO OF NYSE FLAG &              EATON VANCE
 FRONT OF STOCK EXCHANGE]           UTILITIES
                                       FUND


[PHOTO OF STOCK EXCHANGE]

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

LETTER TO SHAREHOLDERS


[PHOTO]

James B. Hawkes
President

For the year ended December 31, 2000, Eaton Vance Utilities Fund had a total return of 6.48% for Class A shares.(1) This return resulted from a decrease in net asset value (NAV) to $10.06 per share on December 31, 2000 from $11.65 per share on December 31, 1999, and the reinvestment of $0.115 per share in income dividends and $2.202 per share in capital gains distributions.

For Class B, the total return was 5.61% based on a decrease in NAV from $13.68 to $12.18 and the reinvestment of $0.045 per share in income dividends and $2.202 per share in capital gains distributions.(1)

For Class C, the total return was 5.60% based on a decrease in NAV from $14.58 to $13.13 and the reinvestment of $0.045 per share in income dividends and $2.202 per share in capital gains distributions.(1)

By comparison, the average total return for mutual funds in the Lipper Utility Funds Classification was 7.86% for the period.(2)

UNPRECEDENTED VOLATILITY CHARACTERIZED U.S. EQUITY MARKETS IN 2000 ...

The year 2000 was one of profound change for U.S. investors. After the Federal Reserve's series of interest rate hikes designed to provide a "soft-landing" for the economy, a number of key indicators finally began to show signs of slowing.

Meanwhile, the stock markets, exhibiting record volatility, were coming back down to earth as well, with dramatic declines occurring in the more aggressive sectors. After a prolonged period in which risk-taking was amply rewarded, the markets became more conservative during 2000. Many technology, media, and telecommunications stocks that were big winners in 1998 and 1999 experienced significant price declines in 2000 - victims of diminished growth expectations, earnings shortfalls, and a collapse in valuations from inflated levels. The tech-heavy NASDAQ Composite Index plunged over 39%, giving back nearly all the gains it had made in 1999.(2) On the other hand, the more staid Dow Jones Average lost only 6.2%, and excluding the tech sector, was down only 4%, suggesting a return to valuing solid fundamentals and reasonable prices.(2)

At Eaton Vance, we believe that such high volatility and shifts in the market underscore the importance of a diversified portfolio and a prudent, long-term investment outlook. In the pages that follow, Portfolio Manager Judith A. Saryan discusses her investing strategies and the performance of Eaton Vance Utilities Fund in 2000.

                             Sincerely,



                             /s/ James B. Hawkes
                             James B. Hawkes
                             President
                             February 9, 2001

--------------------------------------------------------------------------------

PERFORMANCE(3)

                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                             6.48%     5.61%     5.60%
Five Years                                          18.19     17.24     16.83
Ten Years                                           14.05      N.A.      N.A.
Life of Fund(+)                                     15.05     13.26     12.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                             0.36%     1.16%     4.70%
Five Years                                          16.79     17.02     16.83
Ten Years                                           13.38      N.A.      N.A.
Life of Fund(+)                                     14.70     13.26     12.94

(+) Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C: 11/1/93

TEN LARGEST EQUITY HOLDINGS(4)
-----------------------------------------

SBC Communications, Inc.             8.3%
El Paso Energy Capital Trust         4.6
Coastal Corp. (The)                  4.3
Southern Co. (The)                   3.9
Exelon Corp.                         3.8
Pinnacle West Capital Corp.          3.3
Duke Energy Corp.                    3.0
Cleco Corp.                          2.9
Dominion Resources, Inc.             2.8
Nisource, Inc.                       2.5

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in a Lipper Classification or an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;
    2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (4) Ten largest equity holdings accounted for 39.4% of the Portfolio's net assets. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION


[PHOTO]

Judith A. Saryan
Portfolio Manager


AN INTERVIEW WITH JUDITH A. SARYAN,
PORTFOLIO MANAGER OF UTILITIES FUND

Q:  JUDY, HOW WOULD YOU CHARACTERIZE THE PERFORMANCE OF THE FUND IN 2000?

A: The Fund's one-year return, 6.48% for Class A shares, was quite good given the kind of year the stock market had. In a year when the S&P 500 Index was down more than 9% and the NASDAQ Index lost over 39%, we strongly outperformed both the market and many equity mutual funds. In addition, we were able to contribute to total return by providing relatively predictable income in the form of dividend distributions.

Q:  HOW WAS THE PORTFOLIO AFFECTED BY THE INVESTMENT CLIMATE IN 2000?

A: Our concentration in electric and gas utilities contributed positively to performance, though this was offset by weakness in the telecommunications sector. Overall, the Portfolio took a balanced approach to the utilities universe. We diversified across utility industries, and, as the year progressed, we increased our weightings in power (electric and natural gas) utilities.

Q:  IN PAST REPORTS, WE'VE DISCUSSED THE PORTFOLIO'S FOCUS ON
    TELECOMMUNICATIONS. WOULD YOU ELABORATE ON THE IMPACT OF THIS AREA IN 2000?

A: As we've said, the telecom area has been tremendously important to the Portfolio, and will remain so going forward. That said, the decline this sector experienced this year had a negative impact on performance. Our concentration in local access companies (the regional "bell" and wireless companies) was a plus, however. Regional bells, such as SBC Communications, the Portfolio's largest holding, outperformed other telecommunications areas in 2000. We continue to believe that such local access companies will benefit from the strong growth in wireless and data services. Moreover, many of these stocks are now available at extremely reasonable prices.

Q:  WHY DID THE POWER UTILITIES PERFORM SO WELL THIS YEAR?

A: Electric, natural gas, and energy stocks all added to the performance of Eaton Vance Utilities Fund this year. The reason is fairly straightforward: supply and demand. While the demand for power has been increasing, the supply of power has not kept pace. With energy costs going up dramatically across the board and demand skyrocketing in 2000, the stocks of these companies benefited accordingly.


LARGEST EQUITY INDUSTRIES
----------------------------------------------
As a percentage of total equities

Electric Utilities              29.1%
Utilities - Electrical & Gas    17.5%
Telephone Utilities             15.7%
Gas Utilities                   15.5%
Telecommunications Services      9.2%

(+) Industry allocation is subject to change due to active management.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION


There are several factors contributing to this scenario. Reserve margins across the country are low. Weather conditions and disruptions in the California market, in addition to surges in power demand, have led to sharp price spikes. The power generators and wholesalers benefit from these high prices, which are likely to continue as long as power is in short supply.

Q:  WHAT IS YOUR OUTLOOK FOR THE POWER UTILITY INDUSTRIES IN 2001?

A: Our outlook for these industries remains positive going forward. In an environment such as I just described, we expect power stocks to continue to be solid performers. The supply/demand equation should remain favorable, as the power shortage in the United States continues into 2001. This scenario will lead to better returns for power industries. Our focus will continue to be on companies with favorable long-term fundamentals which will grow in value over time, including power generators and companies with natural gas exposure. Furthermore, electric utilities historically perform better in a period of declining interest rates, such as we now appear to be seeing.

Q:  WHAT ABOUT THE TELECOMMUNICATIONS SECTOR IN 2001?

A: Telecommunications will still be an important facet of the Portfolio. We believe that telecom stocks can offer attractive return potential after a difficult year last year. We will continue to focus on access companies; local companies such as regional Bells; and wireless communications companies. Many stocks in these areas offer growth potential and are currently trading at reasonable valuations.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

FUND PERFORMANCE


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE UTILITIES FUND CLASS A VS. THE STANDARD & POOR'S UTILITIES INDEX AND THE STANDARD & POOR'S 500 INDEX*

December 31, 1990 - December 31, 2000

         [CHART]

EATON VANCE UTILITIES FUND-CLASS A
VS. THE S&P 500 STOCK INDEX AND THE S&P UTILITIES INDEX

Inception: 12/18/81


                            FUND             FUND            S&P                S&P
                        VALUE AT        VALUE WITH          $500          UTILITIES
Date                         NAV      SALES CHARGE         INDEX              INDEX
-----------------------------------------------------------------------------------
12/31/1990                $10,000               $9,525    $10,000          $10,000
 1/31/1991                 $9,813               $9,252    $10,434           $9,699
 2/28/1991                $10,165               $9,584    $11,180          $10,030
 3/31/1991                $10,422               $9,826    $11,450          $10,222
 4/30/1991                $10,389               $9,795    $11,477          $10,071
 5/31/1991                $10,187               $9,605    $11,971           $9,932
 6/30/1991                $10,086               $9,510    $11,423           $9,792
 7/31/1991                $10,506               $9,905    $11,955          $10,102
 8/31/1991                $10,835              $10,216    $12,237          $10,363
 9/30/1991                $11,329              $10,681    $12,032          $10,565
10/31/1991                $11,478              $10,822    $12,194          $10,777
11/30/1991                $11,651              $10,985    $11,704          $10,678
12/31/1991                $12,361              $11,654    $13,040          $11,462
 1/31/1992                $11,765              $11,092    $12,797          $10,845
 2/29/1992                $11,638              $10,973    $12,963          $10,543
 3/31/1992                $11,460              $10,805    $12,711          $10,392
 4/30/1992                $11,782              $11,108    $13,084          $11,067
 5/31/1992                $12,065              $11,375    $13,148          $11,051
 6/30/1992                $12,078              $11,387    $12,952          $11,202
 7/31/1992                $12,847              $12,113    $13,481          $12,094
 8/31/1992                $12,756              $12,027    $13,206          $11,997
 9/30/1992                $12,823              $12,090    $13,361          $12,084
10/31/1992                $12,718              $11,990    $13,407          $11,977
11/30/1992                $12,810              $12,078    $13,862          $11,954
12/31/1992                $13,176              $12,423    $14,032          $12,389
 1/31/1993                $13,542              $12,768    $14,149          $12,582
 2/28/1993                $14,415              $13,591    $14,342          $13,482
 3/31/1993                $14,558              $13,726    $14,644          $13,726
 4/30/1993                $14,501              $13,672    $14,291          $13,445
 5/31/1993                $14,401              $13,578    $14,672          $13,431
 6/30/1993                $14,819              $13,972    $14,715          $14,051
 7/31/1993                $15,179              $14,312    $14,655          $14,377
 8/31/1993                $15,655              $14,760    $15,210          $15,073
 9/30/1993                $15,567              $14,677    $15,094          $15,036
10/31/1993                $15,261              $14,388    $15,406          $15,009
11/30/1993                $14,255              $13,440    $15,259          $14,252
12/31/1993                $14,427              $13,602    $15,443          $14,179
 1/31/1994                $14,199              $13,387    $15,968          $14,270
 2/28/1994                $13,620              $12,841    $15,535          $13,464
 3/31/1994                $13,324              $12,562    $14,859          $10,338
 4/30/1994                $13,554              $12,779    $15,049          $13,334
 5/31/1994                $12,998              $12,255    $15,295          $12,973
 6/30/1994                $12,630              $11,908    $14,921          $13,005
 7/31/1994                $12,813              $12,081    $15,411          $13,441
 8/31/1994                $12,720              $11,993    $16,041          $13,400
 9/30/1994                $12,494              $11,780    $15,649          $13,066
10/31/1994                $12,509              $11,793    $16,000          $13,168
11/30/1994                $12,492              $11,777    $15,418          $12,980
12/31/1994                $12,655              $11,931    $15,646          $13,052
 1/31/1995                $13,019              $12,275    $16,052          $14,068
 2/28/1995                $12,917              $12,179    $16,677          $14,041
 3/31/1995                $12,900              $12,162    $17,168          $13,953
 4/30/1995                $13,100              $12,351    $17,673          $14,474
 5/31/1995                $13,739              $12,953    $18,378          $14,925
 6/30/1995                $13,822              $13,032    $18,805          $14,989
 7/31/1995                $14,177              $13,367    $19,428          $15,374
 8/31/1995                $14,363              $13,542    $19,477          $15,687
 9/30/1995                $15,046              $14,186    $20,298          $16,671
10/31/1995                $15,199              $14,330    $20,225          $17,024
11/30/1995                $15,438              $14,555    $21,112          $17,210
12/31/1995                $16,140              $15,217    $21,519          $18,420
 1/31/1996                $16,528              $15,583    $22,251          $18,662
 2/29/1996                $16,418              $15,480    $22,458          $17,931
 3/31/1996                $16,347              $15,412    $22,674          $17,544
 4/30/1996                $16,221              $15,293    $23,008          $17,753
 5/31/1996                $16,647              $15,695    $23,600          $17,714
 6/30/1996                $16,932              $15,964    $23,690          $18,429
 7/31/1996                $16,117              $15,196    $22,644          $17,236
 8/31/1996                $16,674              $15,720    $23,122          $17,638
 9/30/1996                $16,797              $15,836    $24,423          $17,808
10/31/1996                $17,049              $16,074    $25,096          $18,693
11/30/1996                $17,282              $16,294    $26,991          $19,111
12/31/1996                $17,269              $16,282    $26,456          $18,995
 1/31/1997                $17,581              $16,575    $28,108          $19,089
 2/28/1997                $17,675              $16,665    $28,329          $18,929
 3/31/1997                $17,168              $16,187    $27,167          $18,356
 4/30/1997                $16,862              $15,898    $28,788          $18,047
 5/31/1997                $17,722              $16,709    $30,539          $18,851
 6/30/1997                $18,222              $17,181    $31,906          $19,434
 7/31/1997                $18,873              $17,794    $34,444          $19,858
 8/31/1997                $18,585              $17,522    $32,516          $19,526
 9/30/1997                $19,734              $18,606    $34,295          $20,367
10/31/1997                $18,989              $17,904    $33,151          $20,543
11/30/1997                $19,562              $18,443    $34,685          $11,024
12/31/1997                $20,063              $18,916    $35,280          $13,678
 1/31/1998                $20,645              $19,465    $35,670          $22,704
 2/28/1998                $21,381              $20,158    $38,241          $23,507
 3/31/1998                $22,808              $21,504    $40,197          $25,008
 4/30/1998                $22,587              $21,296    $40,602          $24,506
 5/31/1998                $22,776              $21,474    $39,905          $24,411
 6/30/1998                $23,087              $21,767    $41,525          $25,311
 7/31/1998                $22,741              $21,441    $41,083          $24,025
 8/31/1998                $20,671              $19,489    $35,150          $24,445
 9/30/1998                $21,713              $20,471    $37,402          $26,483
10/31/1998                $21,685              $20,445    $40,441          $26,017
11/30/1998                $23,012              $21,697    $42,891          $26,389
12/31/1998                $24,835              $23,415    $45,361          $27,174
 1/31/1999                $26,572              $25,053    $47,257          $25,919
 2/28/1999                $25,541              $24,081    $45,789          $24,995
 3/31/1999                $26,289              $24,786    $47,620          $24,631
 4/30/1999                $27,257              $25,698    $49,464          $26,783
 5/31/1999                $27,130              $25,579    $48,298          $28,434
 6/30/1999                $28,099              $26,492    $50,976          $27,492
 7/31/1999                $29,068              $27,406    $49,386          $27,157
 8/31/1999                $27,444              $25,874    $49,142          $27,498
 9/30/1999                $28,290              $26,673    $47,796          $26,174
10/31/1999                $31,605              $29,798    $50,819          $26,562
11/30/1999                $32,468              $30,612    $51,852          $24,527
12/31/1999                $34,957              $32,958    $54,904          $24,763
 1/31/2000                $35,107              $33,100    $52,146          $27,401
 2/29/2000                $36,308              $34,232    $51,160          $25,860
 3/31/2000                $37,241              $35,112    $56,162          $26,765
 4/30/2000                $34,633              $32,652    $54,473          $28,860
 5/31/2000                $34,250              $32,291    $53,355          $30,296
 6/30/2000                $34,599              $32,621    $54,670          $28,560
 7/31/2000                $34,342              $32,378    $53,816          $30,437
 8/31/2000                $36,834              $34,728    $57,157          $24,668
 9/30/2000                $38,274              $36,085    $54,140          $38,827
10/31/2000                $37,170              $35,045    $53,911          $36,443
11/30/2000                $34,703              $32,719    $49,664          $36,001
12/31/2000                $37,222              $35,094    $49,907          $39,539

PERFORMANCE(**)

                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                            6.48%     5.61%     5.60%
Five Years                                         18.19     17.24     16.83
Ten Years                                          14.05      N.A.      N.A.
Life of Fund(+)                                    15.05     13.26     12.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                            0.36%     1.16%     4.70%
Five Years                                         16.79     17.02     16.83
Ten Years                                          13.38      N.A.      N.A.
Life of Fund (+)                                   14.70     13.26     12.94

(+) Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C: 11/1/93



* Source: TowersData, Bethesda, MD.

  The chart compares the Fund's total return with that of the S&P Utilities Index, an unmanaged index of certain utilities stocks, and the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in Class A of the Fund and in each Index. An investment in the Fund's Class B shares on 11/1/93 would have been worth $24,421 on December 31, 2000. An investment in the Fund's Class C shares on 11/1/93 would have been worth $23,927 on December 31, 2000. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.

**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investment in Utilities Portfolio, at
   value
   (identified cost, $451,061,946)        $574,585,661
Receivable for Fund shares sold                347,036
------------------------------------------------------
TOTAL ASSETS                              $574,932,697
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    555,246
Payable to affiliate for Trustees' fees          1,107
Payable to affiliate for service fees              801
Accrued expenses                               118,856
------------------------------------------------------
TOTAL LIABILITIES                         $    676,010
------------------------------------------------------
NET ASSETS                                $574,256,687
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $381,139,142
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                15,992,407
Accumulated undistributed net
   investment income                        53,601,423
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                        123,523,715
------------------------------------------------------
TOTAL                                     $574,256,687
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $492,352,317
SHARES OUTSTANDING                          48,954,904
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.06
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $10.06)      $      10.67
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 71,098,306
SHARES OUTSTANDING                           5,838,726
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      12.18
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 10,806,064
SHARES OUTSTANDING                             823,050
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      13.13
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $58,552)        $ 11,600,717
Interest allocated from Portfolio            1,383,773
Miscellaneous income                            20,668
Miscellaneous income allocated
   from Portfolio                               75,003
Expenses allocated from Portfolio           (4,144,364)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  8,935,797
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,399
Distribution and service fees
   Class A                                   1,142,085
   Class B                                     663,393
   Class C                                      86,004
Transfer and dividend disbursing
   agent fees                                  645,215
Printing and postage                            40,774
Registration fees                               40,693
Custodian fee                                   31,712
Legal and accounting services                   18,081
Miscellaneous                                   35,882
------------------------------------------------------
TOTAL EXPENSES                            $  2,708,238
------------------------------------------------------

NET INVESTMENT INCOME                     $  6,227,559
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 91,635,200
   Foreign currency transactions               (17,691)
------------------------------------------------------
NET REALIZED GAIN                         $ 91,617,509
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(62,293,412)
   Foreign currency                              8,709
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(62,284,703)
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 29,332,806
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 35,560,365
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       6,227,559  $       6,194,248
   Net realized gain                             91,617,509        125,079,556
   Net change in unrealized
      appreciation (depreciation)               (62,284,703)        43,682,523
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      35,560,365  $     174,956,327
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (5,065,205) $      (6,244,986)
      Class B                                      (216,823)          (299,749)
      Class C                                       (27,082)           (30,087)
   In excess of net investment income
      Class B                                            --            (22,519)
      Class C                                            --             (1,552)
   From net realized gain
      Class A                                   (95,735,358)       (85,788,426)
      Class B                                   (11,205,784)        (8,971,252)
      Class C                                    (1,459,538)          (783,772)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (113,709,790) $    (102,142,343)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      16,132,336  $       7,215,976
      Class B                                    17,535,099          9,756,289
      Class C                                     5,834,442          2,447,477
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    82,008,094         73,428,828
      Class B                                     9,745,215          7,735,663
      Class C                                     1,309,481            668,605
   Cost of shares redeemed
      Class A                                   (46,135,967)       (43,507,543)
      Class B                                   (10,838,208)        (9,661,613)
      Class C                                    (1,662,960)        (1,290,706)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      73,927,532  $      46,792,976
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $      (4,221,893) $     119,606,960
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     578,478,580  $     458,871,620
------------------------------------------------------------------------------
AT END OF YEAR                            $     574,256,687  $     578,478,580
------------------------------------------------------------------------------
Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $      53,601,423  $      52,704,165
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                  -------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------
                                    2000(1)        1999(1)        1998(1)        1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 11.650       $ 10.150       $  8.450      $  8.770     $  9.130
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income              $  0.134       $  0.150       $  0.251      $  0.409     $  0.626
Net realized and unrealized
   gain (loss)                        0.593          3.773          1.721         0.887       (0.014)(2)
-----------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  0.727       $  3.923       $  1.972      $  1.296     $  0.612
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
From net investment income         $ (0.115)      $ (0.162)      $ (0.235)     $ (0.331)    $ (0.522)
From net realized gain               (2.202)        (2.261)        (0.037)       (1.243)      (0.450)
In excess of net realized gain           --             --             --        (0.042)          --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (2.317)      $ (2.423)      $ (0.272)     $ (1.616)    $ (0.972)
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.060       $ 11.650       $ 10.150      $  8.450     $  8.770
-----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        6.48%         40.75%         23.78%        16.18%        7.00%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $492,352       $509,845       $409,178      $370,457     $401,974
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(4)               1.08%          1.08%          1.11%         1.12%        1.20%
   Interest expense(4)                 0.01%            --(5)        0.16%         0.01%        0.03%
   Net investment income               1.18%          1.33%          2.75%         4.06%        5.59%
Portfolio Turnover of the
   Portfolio                            149%            93%            78%          169%         166%
-----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS B
                                  -----------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------
                                    2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $13.680        $11.610        $ 9.670
---------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------
Net investment income               $ 0.056        $ 0.076        $ 0.209
Net realized and unrealized
   gain                               0.691          4.337          1.970
---------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.747        $ 4.413        $ 2.179
---------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------
From net investment income          $(0.045)       $(0.076)       $(0.202)
In excess of net investment
   income                                --         (0.006)            --
From net realized gain               (2.202)        (2.261)        (0.037)
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(2.247)       $(2.343)       $(0.239)
---------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $12.180        $13.680        $11.610
---------------------------------------------------------------------------

TOTAL RETURN(2)                        5.61%         39.71%         22.89%
---------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $71,098        $62,285        $45,958
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.85%          1.82%          1.85%
   Interest expense(3)                 0.01%            --(4)        0.16%
   Net investment income               0.42%          0.59%          2.01%
Portfolio Turnover of the
   Portfolio                            149%            93%            78%
---------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS C
                                  -----------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------
                                    2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $14.580        $12.270        $10.190
---------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------
Net investment income               $ 0.058        $ 0.078        $ 0.220
Net realized and unrealized
   gain                               0.739          4.589          2.082
---------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.797        $ 4.667        $ 2.302
---------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------
From net investment income          $(0.045)       $(0.091)       $(0.185)
In excess of net investment
   income                                --         (0.005)            --
From net realized gain               (2.202)        (2.261)        (0.037)
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(2.247)       $(2.357)       $(0.222)
---------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $13.130        $14.580        $12.270
---------------------------------------------------------------------------

TOTAL RETURN(2)                        5.60%         39.67%         22.88%
---------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $10,806        $ 6,349        $ 3,736
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.85%          1.85%          1.89%
   Interest expense(3)                 0.01%            --(4)        0.16%
   Net investment income               0.41%          0.57%          1.99%
Portfolio Turnover of the
   Portfolio                            149%            93%            78%
---------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Utilities Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares generally are sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $91,005,623 as a long-term capital gain distribution for its taxable year ended December 31, 2000.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2000         1999
    ------------------------------------------------------------------
    Sales                                      1,428,727      637,060
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                               7,861,040    6,712,318
    Redemptions                               (4,083,183)  (3,894,436)
    ------------------------------------------------------------------
    NET INCREASE                               5,206,584    3,454,942
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2000         1999
    ------------------------------------------------------------------
    Sales                                      1,313,208      736,414
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 780,945      603,765
    Redemptions                                 (809,416)    (744,478)
    ------------------------------------------------------------------
    NET INCREASE                               1,284,737      595,701
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        406,979      176,541
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  98,278       49,012
    Redemptions                                 (117,641)     (94,581)
    ------------------------------------------------------------------
    NET INCREASE                                 387,616      130,972
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $39,571 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2000.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares
   (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annually) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus
   (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $501,415 and $64,629 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2000, the amounts of Uncovered Distribution Charges EVD calculated under the Plans were approximately $874,000 and $1,299,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. The Trustees approved quarterly service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares sold on or after October 12, 1999, and 0.25% per annum for shares sold prior thereto and outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 2000 amounted to $1,142,085, $161,978, and $21,375 for Class A, Class B, and Class C shares, respectively.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Certain officers and Trustees of the Fund are officers of the above organizations.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $73,000 and $2,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investments in the Portfolio for the year ended December 31, 2000, aggregated $39,477,487 and $82,230,095, respectively.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE UTILITIES FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 94.7%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Agricultural Services -- 0.5%
-----------------------------------------------------------------------
Monsanto Co.(1)                                100,000     $  2,706,250
-----------------------------------------------------------------------
                                                           $  2,706,250
-----------------------------------------------------------------------
Broadcasting and Cable -- 0.1%
-----------------------------------------------------------------------
Ovation, Inc.(1)(2)                            285,787     $    285,787
-----------------------------------------------------------------------
                                                           $    285,787
-----------------------------------------------------------------------
Communications Equipment -- 2.2%
-----------------------------------------------------------------------
Analog Devices, Inc.(1)                         75,000     $  3,871,875
Cable Design Technologies Corp.(1)             292,500        4,917,656
Microchip Technology, Inc.(1)                  140,000        3,071,250
Spectrum Control, Inc.(1)                       90,000          905,625
-----------------------------------------------------------------------
                                                           $ 12,766,406
-----------------------------------------------------------------------
Computer Software -- 0.2%
-----------------------------------------------------------------------
SilverStream Software, Inc.(1)                  46,000     $    948,750
-----------------------------------------------------------------------
                                                           $    948,750
-----------------------------------------------------------------------
Drug Delivery Systems -- 1.3%
-----------------------------------------------------------------------
Alkermes, Inc.(1)                              150,000     $  4,706,250
Andrx Group(1)                                  50,000        2,893,750
-----------------------------------------------------------------------
                                                           $  7,600,000
-----------------------------------------------------------------------
Electric Utilities -- 29.1%
-----------------------------------------------------------------------
AES Corp.(1)                                   100,000     $  5,537,500
Allegheny Energy, Inc.                         163,300        7,869,019
Cinergy Corp.                                   50,000        1,756,250
Cleco Corp.                                    300,000       16,425,000
DQE, Inc.                                      110,000        3,602,500
Edison International                           550,000        8,593,750
Energy East Corp.                              100,000        1,968,750
Entergy Corp.                                  260,000       11,001,250
Exelon Corp.                                   310,625       21,808,981
FPL Group, Inc.                                150,000       10,762,500
Innogy Holdings plc(3)                       1,000,000        2,883,000
International Power plc(3)                     500,000        1,874,700
National Grid Group plc(3)                     800,000        7,271,840
NRG Energy, Inc.(1)                            260,300        7,239,594
Orion Power Holdings(1)                        250,000        6,156,250
Pinnacle West Capital Corp.                    400,000       19,050,000
RGS Energy Group Inc.                           50,000        1,621,875
Scottish and Southern Energy plc(3)            500,000        4,630,800
Southern Co. (The)                             675,000       22,443,750
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Electric Utilities (continued)
-----------------------------------------------------------------------
TXU Corp.                                      100,000     $  4,431,250
-----------------------------------------------------------------------
                                                           $166,928,559
-----------------------------------------------------------------------
Electronic Components - Instruments -- 1.2%
-----------------------------------------------------------------------
APW Ltd.(1)                                     50,000     $  1,687,500
Xilinx, Inc.(1)                                110,000        5,073,750
-----------------------------------------------------------------------
                                                           $  6,761,250
-----------------------------------------------------------------------
Gas Utilities -- 10.8%
-----------------------------------------------------------------------
Atmos Energy Corp.                             150,000     $  3,656,250
Coastal Corp. (The)                            280,000       24,727,500
El Paso Energy Corp.                            40,000        2,865,000
Kinder Morgan, Inc.                            150,000        7,828,125
National Fuel Gas Co.                          200,000       12,587,500
NICOR, Inc.                                    100,000        4,318,750
San Juan Basin Royalty Trust                   500,000        6,312,500
-----------------------------------------------------------------------
                                                           $ 62,295,625
-----------------------------------------------------------------------
Medical Products -- 0.3%
-----------------------------------------------------------------------
Novoste Corp.(1)                                70,000     $  1,925,000
-----------------------------------------------------------------------
                                                           $  1,925,000
-----------------------------------------------------------------------
Metals - Industrial -- 1.2%
-----------------------------------------------------------------------
Shaw Group, Inc.(1)                            140,000     $  7,000,000
-----------------------------------------------------------------------
                                                           $  7,000,000
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.1%
-----------------------------------------------------------------------
Coflexip SA ADR                                 43,100     $  2,709,912
Santa Fe International Corp.                   120,000        3,847,500
-----------------------------------------------------------------------
                                                           $  6,557,412
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 3.0%
-----------------------------------------------------------------------
Burlington Resources, Inc.                     140,000     $  7,070,000
Swift Energy Co.(1)                             75,000        2,821,875
Talisman Energy Inc.(1)                        200,000        7,412,500
-----------------------------------------------------------------------
                                                           $ 17,304,375
-----------------------------------------------------------------------
REITS -- 0.6%
-----------------------------------------------------------------------
Annaly Mortgage, Inc. 144A(4)                  350,000     $  3,193,750
-----------------------------------------------------------------------
                                                           $  3,193,750
-----------------------------------------------------------------------
Telecommunications - Equipment -- 0.7%
-----------------------------------------------------------------------
TranSwitch Corp.(1)                             50,000     $  1,956,250

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Telecommunications - Equipment (continued)
-----------------------------------------------------------------------
Viasystems Group, Inc.(1)                      230,000     $  1,911,875
-----------------------------------------------------------------------
                                                           $  3,868,125
-----------------------------------------------------------------------
Telecommunications Services -- 9.2%
-----------------------------------------------------------------------
AT&T Wireless Group(1)                         525,000     $  9,089,062
Cosmote Mobile Communications GDR(4)            78,000        1,224,600
Elisa Communications Oyj                       240,000        5,169,431
Energis(1)(3)                                1,875,000       12,603,937
McLeodUSA, Inc.(1)                              70,000          988,750
Microcell Telecommunications, Inc.(1)           70,000        1,330,000
Telecom Italia Mobile(3)                       742,000        5,921,308
UbiquiTel, Inc.(1)                             350,000        1,925,000
US Unwired, Inc., Class A(1)                   100,000          462,500
Versatel Telecom International NV ADR(1)       310,000        2,673,750
Vodafone Group plc ADR                          50,000        1,790,625
Western Wireless Corp.(1)                      250,000        9,796,875
-----------------------------------------------------------------------
                                                           $ 52,975,838
-----------------------------------------------------------------------
Telephone Utilities -- 15.7%
-----------------------------------------------------------------------
Alltel Corp.                                   100,000     $  6,243,750
BellSouth Corp.                                235,000        9,620,313
CenturyTel, Inc.                               350,000       12,512,500
SBC Communications, Inc.                     1,000,000       47,750,000
Sprint Corp.                                   100,000        2,031,250
Sprint Corp. PCS(1)                            350,000        7,153,125
Verizon Communications, Inc.                   100,000        5,012,500
-----------------------------------------------------------------------
                                                           $ 90,323,438
-----------------------------------------------------------------------
Utilities - Electrical and Gas -- 17.5%
-----------------------------------------------------------------------
Constellation Energy Group                     145,000     $  6,534,063
Dominion Resources, Inc.                       240,000       16,080,000
Duke Energy Corp.                              200,000       17,050,000
Dynegy, Inc., Class A                          230,000       12,894,375
Enron Corp.                                    100,000        8,312,500
MDU Resources Group, Inc.                      125,000        4,062,500
Nisource, Inc.                                 458,913       14,111,575
PG&E Corp.                                     450,000        9,000,000
Public Service Enterprise Group Inc.            79,100        3,846,238
SCANA Corp.                                    300,000        8,868,750
-----------------------------------------------------------------------
                                                           $100,760,001
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $431,306,584)                          $544,200,566
-----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 4.7%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Gas Utilities -- 4.7%
-----------------------------------------------------------------------
El Paso Energy Capital Trust                   300,000     $ 26,700,000
Nisource, Inc.                                  45,976          125,939
-----------------------------------------------------------------------
                                                           $ 26,825,939
-----------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $15,016,427)                           $ 26,825,939
-----------------------------------------------------------------------

CONVERTIBLE BONDS -- 0.6%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
NTL, Inc., 7.00%, 12/15/08(4)               $    1,500     $  1,172,813
Ovation, Inc. (PIK), 9.75%, 2/23/01(2)           3,428        2,571,078
-----------------------------------------------------------------------
Total Convertible Bonds
   (identified cost, $4,928,104)                           $  3,743,891
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 2.7%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Barton Capital Corp., 6.55%, 1/2/01         $   10,008     $ 10,006,179
Corporate Receivables Corp., 6.53%,
1/2/01                                           5,473        5,472,007
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $15,478,186)                        $ 15,478,186
-----------------------------------------------------------------------
Total Investments -- 102.7%
   (identified cost $466,729,301)                          $590,248,582
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (2.7)%                   $(15,662,884)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $574,585,698
-----------------------------------------------------------------------

 ADR - American Depositary Receipt

 PIK - Payment In Kind.

 GDR - Global Depository Receipt
 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (3)  Foreign security.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $466,729,301)        $590,248,582
Cash                                             3,632
Interest and dividends receivable            1,077,314
Tax reclaim receivable                           9,122
Prepaid expenses                                 4,681
------------------------------------------------------
TOTAL ASSETS                              $591,343,331
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $ 16,684,218
Payable to affiliate for Trustees' fees          7,187
Accrued expenses                                66,228
------------------------------------------------------
TOTAL LIABILITIES                         $ 16,757,633
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $574,585,698
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $451,061,979
Net unrealized appreciation (computed on
   the basis of identified cost)           123,523,719
------------------------------------------------------
TOTAL                                     $574,585,698
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $58,552)                               $ 11,600,717
Interest                                     1,383,773
Miscellaneous                                   75,003
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 13,059,493
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  3,742,206
Trustees' fees and expenses                     27,807
Custodian fee                                  299,142
Legal and accounting services                   38,775
Interest expense                                29,379
Miscellaneous                                    7,056
------------------------------------------------------
TOTAL EXPENSES                            $  4,144,365
------------------------------------------------------

NET INVESTMENT INCOME                     $  8,915,128
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 91,635,206
   Foreign currency transactions               (17,691)
------------------------------------------------------
NET REALIZED GAIN                         $ 91,617,515
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(62,293,415)
   Foreign currency                              8,709
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(62,284,706)
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 29,332,809
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 38,247,937
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       8,915,128  $       8,403,351
   Net realized gain                             91,617,515        125,079,564
   Net change in unrealized
      appreciation (depreciation)               (62,284,706)        43,682,525
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      38,247,937  $     177,165,440
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      39,477,487  $      20,219,337
   Withdrawals                                  (82,230,095)       (77,910,493)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     (42,752,608) $     (57,691,156)
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $      (4,504,671) $     119,474,284
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     579,090,369  $     459,616,085
------------------------------------------------------------------------------
AT END OF YEAR                            $     574,585,698  $     579,090,369
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------
                                    2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                 0.71%        0.72%        0.72%        0.74%        0.82%
   Interest expense                   0.01%          --(1)      0.16%        0.01%        0.03%
   Net investment income              1.54%        1.68%        3.13%        4.42%        5.94%
Portfolio Turnover                     149%          93%          78%         169%         166%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $574,586     $579,090     $459,616     $413,409     $455,067
-----------------------------------------------------------------------------------------------

 (1)  Represents less than 0.01%

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Utilities Portfolio (the Portfolio), is registered under the Investment Company Act of 1940 as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve a high level of total return, consisting of capital appreciation and relatively predictable income by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Under normal circumstances the Portfolio invests at least 65% of its total assets in common stocks of utilities companies. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Option Accounting Principles -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk for an unfavorable change in the price of the securities underlying the written option.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract.

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy.

 G Delayed Delivery Transactions -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2000, $5,675 in credit balances were used to reduce the Portfolio's custodian fee.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to 1 billion, and at reduced rates as daily net assets exceed that level. In addition, the Trustees voted to accept a reduction of BMR's compensation so that advisory fees paid will not exceed 0.65% on an annual basis on assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates thereafter. For the year ended December 31, 2000, the fee was equivalent to 0.647% of the Portfolio's average daily net assets for such period and amounted to $3,742,206. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2000, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $840,426,669 and $865,063,318, respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $468,011,152
    ------------------------------------------------------
    Gross unrealized appreciation             $145,356,212
    Gross unrealized depreciation              (23,118,782)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $122,237,430
    ------------------------------------------------------

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 2000 was $356,011 and the average interest rate was 8.25%. At December 31, 2000, the Portfolio did not have a loan outstanding under this agreement.

6 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2000, there were no outstanding obligations under these financial instruments.

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF UTILITIES PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") at December 31, 2000, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE UTILITIES FUND

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

UTILITIES PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Judith A. Saryan
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF UTILITIES PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE UTILITIES FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

















EATON VANCE UTILITIES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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159-2/01                                                                   UTSRC